Exhibit 99.1

SAN DIEGO – April 23, 2020 – Tocagen Inc. (Nasdaq: TOCA), historically a clinical-stage, cancer-selective gene therapy company, today reported financial results for the first quarter ended March 31, 2020.

On February 19, 2020, Tocagen announced it had entered into a definitive agreement in which a wholly-owned subsidiary of Tocagen will merge, in an all-stock transaction, with Forte Biosciences Inc., a privately held clinical-stage biopharmaceutical company developing a live biotherapeutic for the treatment of inflammatory skin diseases. Upon stockholder approval, the combined company is expected to operate under the name Forte Biosciences Inc. and trade on the Nasdaq Capital Market under the ticker symbol FBRX. The transaction has been unanimously approved by the Board of Directors of both companies and is expected to close in the second quarter of 2020, subject to customary conditions, including approval by Tocagen and Forte stockholders.

First Quarter 2020 Financial Results

Research and Development (R&D) Expenses: R&D expenses were $3.1 million for the quarter ended March 31, 2020, compared to $12.4 million for the quarter ended March 31, 2019. The decrease of $9.3 million was primarily due to decreases in clinical trial related costs due to wind down activities and a reduction in our workforce.

General and Administrative (G&A) Expenses: G&A expenses were $5.6 million for the quarter ended March 31, 2020, compared to $4.4 million for the quarter ended March 31, 2019. The increase of $1.1 million was primarily due to increased personnel costs, including non-cash stock-based compensation and severance costs in connection with wind down activities and a reduction in our workforce.

Net Loss: Net loss was $10.3 million, or $0.43 per common share (basic and diluted), for the quarter ended March 31, 2020, compared to a net loss of $17.1 million, or $0.74 per common share (basic and diluted), for the quarter ended March 31, 2019. The calculation is based on 23.9 million average common shares outstanding for the first quarter of 2020, compared to 23.0 million average common shares outstanding for the first quarter of 2019.

Cash Position

Cash, cash equivalents and marketable securities were $14.2 million at March 31, 2020 compared to $21.8 million at December 31, 2019.

About Tocagen

Historically, Tocagen was a clinical-stage, cancer-selective gene therapy company developing broadly applicable product candidates designed to activate a patient's immune system against their own cancer.  For more information about Tocagen, visit www.tocagen.com.

No Offer or Solicitation

This press release shall not constitute an offer to sell, or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No public offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information About the Proposed Transaction and Where to Find it

Tocagen has filed a registration statement on Form S-4 with the U.S. Securities and Exchange Commission (the “SEC”), which contains a proxy statement/prospectus/information statement and other relevant materials, and plans to file with the SEC an amendment to the registration statement as well as other documents regarding the proposed transaction with Forte. The final proxy statement/prospectus/information statement will be sent to the stockholders of Tocagen in connection with Tocagen’s special meeting of stockholders to be held to vote on matters relating to the proposed transaction. The proxy statement/prospectus/information statement will contain information about Tocagen, Forte, the proposed transaction, and related matters. STOCKHOLDERS OF TOCAGEN ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS/INFORMATION STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, AS THEY WILL CONTAIN IMPORTANT INFORMATION THAT STOCKHOLDERS OF TOCAGEN SHOULD CONSIDER BEFORE MAKING A DECISION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. In addition to receiving the proxy statement/prospectus/information statement and proxy card by mail, Tocagen stockholders will also be able to obtain the proxy statement/prospectus/information statement, as well as other filings containing information about Tocagen, without charge, from the SEC’s website at www.sec.gov or, without charge, by directing a written request to Tocagen Inc., 4445 Eastgate Mall, Suite 200, San Diego, California 92121, Attention: Investor Relations.

Participants in the Solicitation

Tocagen, Forte and their respective executive officers, directors, certain members of management and certain employees may be deemed, under the SEC rules, to be participants in the solicitation of proxies from Tocagen stockholders with respect to the matters relating to the proposed transaction. Information regarding Tocagen’s executive officers and directors as well as other persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies in connection with the proposed transaction, and a description of their direct and indirect interests in the proposed transaction, which may differ from the interests of Tocagen’s stockholders generally, will be set forth in the final proxy statement/prospectus/information statement in connection with its stockholder vote on matters relating to the proposed transaction. Tocagen stockholders will be able to obtain this information by reading the proxy statement/prospectus/information statement when it becomes available.

Cautionary Note Regarding Forward-Looking Statements

Certain statements contained in this press release regarding matters that are not historical facts are forward-looking statements within the meaning of Section 21E of the Securities and Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995 (the “PSLRA”). These include statements regarding management’s intentions, plans, beliefs, expectations or forecasts for the future, and, therefore, stockholders are cautioned not to place undue reliance on them. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. We use words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance,” and similar expressions to identify these forward-looking statements that are intended to be covered by the safe-harbor provisions of the PSLRA. Such forward-looking statements are based on management expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the forward-looking statements due to a number of factors, including, but not limited to, risks relating to the completion of the proposed transaction with Forte, including the need for Tocagen’s and Forte’s stockholder approval and the satisfaction of certain closing conditions; the business and prospects of the combined company following the proposed transaction; and the sufficiency of the combined company’s cash, cash-equivalents and available-for-sale investments to fund the combined company’s operations. Risks and uncertainties that may cause actual results to differ materially from those expressed or implied in any forward-looking statement include, but are not limited to: the closing of the proposed transaction; Forte’s plans to develop and commercialize its product candidates; the timing, costs and outcomes of Forte’s planned development activities; Forte’s plans to research, develop and commercialize its current and future product candidates; Forte’s ability to successfully collaborate with existing collaborators or enter into new collaborations, and to fulfill its obligations under any such collaboration agreements; the clinical utility, potential benefits and market acceptance of Forte’s product candidates; Forte’s commercialization, marketing and manufacturing capabilities and strategy; Forte’s ability to identify additional products or product candidates with significant commercial potential; developments and projections relating to Forte’s competitors and industry; the impact of government laws and regulations; Forte’s ability to protect its intellectual property position; and Forte’s estimates regarding future revenue, expenses, capital requirements, and the need for and timing of additional financing following the proposed transaction. These risks, as well as other risks associated with the proposed transaction, will be more fully discussed in the proxy statement/prospectus/information statement that will be included in the final amended registration statement on Form S-4 that will be filed by Tocagen with the SEC in connection with the proposed transaction. Additional risks and uncertainties are identified and discussed in Tocagen’s Annual Report on Form 10-K for the year ended December 31, 2019, as filed with the SEC on February 27, 2020, and Tocagen’s subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as filed with the SEC, particularly in the sections titled “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations.”

Forward-looking statements included in this press release are based on information available to Tocagen as of the date of this press release. Tocagen does not undertake any obligation to update such forward- looking statements to reflect events or circumstances after the date of this press release

TOCAGEN INC.

CONDENSED BALANCE SHEETS

(in thousands)

	March 31,	December 31,
	2020	2019
	(unaudited)
Cash, cash equivalents and marketable securities	$14,232	$21,821
Prepaid expenses and other assets	4,400	6,339
Total assets	$18,632	$28,160
Current liabilities, including notes payable	12,638	13,204
Other long-term liabilities	3,912	4,108
Total stockholders’ equity	2,082	10,848
Total liabilities and stockholders’ equity	$18,632	$28,160

TOCAGEN INC.

CONDENSED STATEMENTS OF OPERATIONS

(in thousands, except share and per share data)

	Three Months Ended
	March 31,
	2020	2019
	(unaudited)
License revenue	$—	$9
Operating expenses:
Research and development	3,141	12,434
General and administrative	5,556	4,446
Total operating expenses	8,697	16,880
Loss from operations	(8,697)	(16,871)
Other expense, net	(1,583)	(213)
Net loss	$(10,280)	$(17,084)
Net loss per common share, basic and diluted	$(0.43)	$(0.74)
Weighted-average number of common shares outstanding, basic and diluted	23,902,889	23,040,951

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Investor Contact:

Mark Foletta

Chief Financial Officer

(858)412-8400

mfoletta@tocagen.com

SOURCE Tocagen Inc.

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